Supplemental Financial Information (unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Financial Information (unaudited)
Schedule of Selected Quarterly Financial Data

Supplementary Financial Information

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(in thousands)
2012:
Operating revenue	$435,494	$484,551	$549,322	$492,986
Operating income	12,900	29,328	74,933	12,237
Nonoperating loss	(1,041)	(23,019)	(1,130)	(18,422)
Net income (loss)	7,258	3,904	45,483	(3,408)
Net income (loss) per common stock share:
Basic	0.14	0.08	0.88	(0.07)
Diluted	0.14	0.07	0.86	(0.07)
2011:
Operating revenue	$365,609	$395,015	$455,859	$433,975
Operating income (loss)	(4,945)	(70,181)	60,947	34,462
Nonoperating income (loss)	6,431	(12,392)	(13,621)	(1,783)
Net income (loss)	855	(50,042)	25,617	20,921
Net income (loss) per common stock share:
Basic	0.02	(0.99)	0.50	0.41
Diluted	0.02	(0.99)	0.50	0.40